                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                                      FOR

                          8 3/4% SENIOR NOTES DUE 2007
                                       OF

                              CALPINE CORPORATION
                  PURSUANT TO THE EXCHANGE OFFER IN RESPECT OF
              ALL OF ITS OUTSTANDING 8 3/4% SENIOR NOTES DUE 2007
                                      FOR
                          8 3/4% SENIOR NOTES DUE 2007
                            ------------------------
               PURSUANT TO THE PROSPECTUS DATED DECEMBER   , 1997

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
  , 1997 UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE.

                    TO: THE BANK OF NEW YORK, EXCHANGE AGENT

            By Mail:                       By Facsimile:              By Hand or Overnight Carrier:
      The Bank of New York                (212) 815-6339                  The Bank of New York
  101 Barclay Street, Floor 7E         Confirm by Telephone:               101 Barclay Street
    New York, New York 10286                (212) 815-               Corporate Trust Services Window
  Attn: Reorganization Section                                                Ground Level
                                                                        New York, New York 10286
                                                                      Attn: Reorganization Section

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     By execution hereof, the undersigned acknowledges receipt of the prospectus
dated September   , 1997 (the "Prospectus") of Calpine Corporation, a Delaware
corporation (the "Company"), which, together with this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 8 3/4% Senior Notes Due 2007 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus constitutes a part, for each $1,000 principal amount of its outstanding 8 3/4% Senior Notes Due 2007 (the "Old Notes"), upon the terms and subject to the conditions set forth in the Prospectus.

     This Letter of Transmittal is to be used by Holders (as defined below) if:
(i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") through the DTC Automated Tender Offer Program ("ATOP") pursuant to the procedures set forth in the Prospectus under "The Exchange
Offer -- Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes (such participants, acting on behalf of Holders are referred to herein, together with such Holders, as "Acting Holders"); or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures," and, in each case, instructions are being transmitted through ATOP. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "Holder" with respect to the Exchange Offer means any person: (i) in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder; or (ii) whose Old Notes are held of record by DTC and who desires to deliver such Old Notes by book-entry transfer at DTC.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

     All capitalized terms used herein and not defined shall have the meaning ascribed to them in the prospectus.
--------------------------------------------------------------------------------
                       PAYER'S NAME:
--------------------------------------------------------------------------------

                           -----------------------------------------------------

I,2I,4                     -----------------------------------------------------

                           CERTIFICATE INSTRUCTIONS -- You must cross out item
                           (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do no not cross out item (2).
--------------------------------------------------------------------------------

 SIGNATURE                                  DATE
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO HOLDERS OF NEW NOTES PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31 percent of all payments made to me thereafter will be withheld until I provide a number.

                         Signature                                                              Date

--------------------------------------------------------------------------------
 SUBSTITUTE                                        SOCIAL SECURITY NUMBER OR
EMPART I -- PLEASE PROVIDE YOUR TIN IN PLOYER IDENTIFICATION NUMBER
                            THE BOX AT RIGHT AND
                            CERTIFY BY
 FORM W-9
                            SIGNING AND DATING
                            BELOW

                                                   ----------------------------

 DEPARTMENT OF THE TREASURY
 INTERNAL
                            PART
                            II -- Certification -- Under
                            Penalties of
                          PerREVENUE SERVICE PAYER'S
                                                   PART III -- Awaiting TIN [ ]
                            jury, I certify that:
 REQUEST FOR TAXPAYER
                            (1) The number shown on
                                this form is my
                                correct
 IDENTIFICATION NUMBER Taxpayer Identification
                                Number (or I am
 (TIN)
                              waiting for a number
                                to be issued to me)
                                and

                            (2) I am not subject to
                                backup withholding
                                either because I
                                have not been
                                notified by the
                                Internal Revenue
                                Service ("IRS")
                                that I am subject
                                to backup
                                withholding as a
                                result of failure
                                to report all
                                interest or
                                dividends, or the
                                IRS has notified me
                                that I am no longer
                                subject to backup
                                withholding.

     For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount at maturity equal to that of the surrendered Old Note. The New Notes will bear interest at a rate equal to 8 3/4% per annum from and including their date of issuance. Holders whose Old Notes are accepted for exchange will have the right to receive interest accrued thereon from the date of their original issuance or the last Interest Payment Date, as applicable to, but not including, the date of issuance of the New Notes, such interest to be payable with the first interest payment on the New Notes. Interest on the Old Notes accepted for exchange, which interest accrued at the rate of 8 3/4% per annum, will cease to accrue on the day prior to the issuance of the New Notes. The New Notes will mature on July 15, 2007.

     The Company reserves the right, in its sole discretion, (i) to delay accepting any Old Notes, (ii) to extend the Exchange Offer, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended, and (iii) to amend the terms of the Exchange Offer in any manner. If the Exchange Offer is amended in a manner determined by the Company to constitute a material change, the Company will promptly disclose such amendments by means of a prospectus supplement that will be distributed to the registered holders of the Old Notes. Modifications of the Exchange Offer, including but not limited to extension of the period during which the Exchange Offer is open, may require that at least five business days remain in the Exchange Offer. In order to extend the Exchange Offer, the Company will notify the Exchange Agent of any extension by oral or written notice and will make a public announcement thereof, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter is to be completed by a holder of Old Notes either if Old Notes are to be forwarded herewith or if a tender of Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedure set forth in "The Exchange Offer" section of the Prospectus. Holders of Old Notes whose Notes are not immediately available, or who are unable to deliver their Notes or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the Note numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

--------------------------------------------------------------------------------

                                        DESCRIPTION OF OLD NOTES
---------------------------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
              (PLEASE FILL IN, IF BLANK)
---------------------------------------------------------------------------------------------------------
                                                                           AGGREGATE
                                                            NOTE       PRINCIPAL AMOUNT     PRINCIPAL
                                                         NUMBER(S)*     OF OLD NOTE(S)     TENDERED**
                                                      ---------------------------------------------------

                                                      ---------------------------------------------------

                                                      ---------------------------------------------------

                                                      ---------------------------------------------------

                                                            TOTAL

--------------------------------------------------------------------------------

    * Need not be completed if Old Notes are being tendered by book-entry transfer.

   ** Unless otherwise indicated in this column, a holder will be deemed to have tendered the entire principal amount represented by the Old Note indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution

 -------------------------------------------------------------------------------

   Account Number
   -----------------------------------------------------------------------------

   Transaction Code Number
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

  Name of Registered Holder(s)
  -----------------------------------------------------------------------------

  Window Ticket Number (if any)
  ---------------------------------------------------------------------------

  Date of Execution of Notice of Guaranteed Delivery
  ------------------------------------------------------

  Name of Institution which guaranteed delivery
  -------------------------------------------------------------

  IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:
  Account Number:
  ------------------------------------------------------------------------------

  Transaction Code Number
  ------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name:
   -----------------------------------------------------------------------------

   Address:
   -----------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaged in, or intends to engage in, a distribution of such New Notes, or has an arrangement or understanding with any person to participate in the distribution of such New Notes, and that neither the holder of such Old Notes nor any such other person is an "affiliate" as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if Notes for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue New Notes and/or Old Notes to:

Name(s):
                                  (PLEASE TYPE OR PRINT)

                             (PLEASE TYPE OR PRINT)

Address:
                              (INCLUDING ZIP CODE)

  (Complete accompanying Substitute Form W-9) Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

---------------------------------------------------------
                         (BOOK-ENTRY TRANSFER FACILITY
                         ACCOUNT NUMBER, IF APPLICABLE)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if Notes for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above or to such person(s) at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.

Mail New Notes and/or Old Notes to:

Name(s)
                             (PLEASE TYPE OR PRINT)

                             (PLEASE TYPE OR PRINT)

Address

---------------------------------------------------------
                              (INCLUDING ZIP CODE)

     IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE OLD NOTES
                OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE.

                     PLEASE READ THIS LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

Dated: __ , 1997
__x
__x
                       SIGNATURE(S) OF OWNER                      (DATE)

     If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the Note(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
__
                             (PLEASE TYPE OR PRINT)

Capacity: __

Address: __

__
                              (INCLUDING ZIP CODE)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
an Eligible Institution:
                             (AUTHORIZED SIGNATURE)

                                     TITLE

                                  NAME OF FIRM

Dated: , 1997__

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK
            By Mail:
      The Bank of New York
  101 Barclay Street, Floor 7E
    New York, New York 10286
  Attn: Reorganization Section   By Facsimile:   By Hand or Overnight Carrier:
                                 (212) 815-6339       The Bank of New York
                                                       101 Barclay Street
                                                Corporate Trust Services Window
                             Confirm by Telephone:        Ground Floor
                                (212) 815-          New York, New York 10286
                                                  Attn: Reorganization Section